VAN KAMPEN EQUITY TRUST,
on behalf of its series,
Van Kampen Global Growth Fund

Supplement dated May 10, 2010
to the
Prospectus dated July 31, 2009,
as previously supplemented on March 2, 2010, December 9, 2009, October 20, 2009, September 14, 2009 and August 14, 2009

The Prospectus is hereby supplemented as follows:

On December 8, 2009, management of the Van Kampen Global Growth Fund (the “Fund”) proposed the reorganization (the “Reorganization”) of the Fund into Global Growth Portfolio, a series of Morgan Stanley Institutional Fund, Inc., a fund on the Morgan Stanley institutional platform with a substantially similar investment objective and principal investment strategy as the Fund (the “Acquiring Fund”). The Board of Trustees approved the proposed Reorganization and shareholders of the Fund approved the Reorganization at a special meeting of shareholders held on May 10, 2010. It is expected that the Reorganization will be completed on or about May 21, 2010 at which time shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board of Trustees.

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